Consolidated Statements of Comprehensive Loss (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Feb. 24, 2013	Feb. 26, 2012	Feb. 27, 2011
Net income (loss)	$ (13,468)	$ (19,002)	$ (12,200)
Other comprehensive (loss) income, net of taxes:
Cumulative translation adjustments	(1,688)	27	1,258
Changes in market value of equity security:
Unrealized (loss) gain, net of taxes	(3)	(4)	22
Comprehensive loss	$ (15,159)	$ (18,979)	$ (10,920)